Office Lease Contract Contract no.: CX-2019-20-03 Lessor: Xiamen Software Industry Investment & Development Co., Ltd. (Hereinafter PARTY A) Office Address: 1F-A, Huaxun Building, Xiamen Software Park Legal Representative: Huqi 胡棋 Title: Chairman of the Board Tel: 0592-2579991 Fax: 0592-2519997 Bank Account: Xiamen High-tech Park Sub-branch of CITIC Bank, Xiamen Account No: Contact person: Lin Jing 林静 Tel: 0592-2519857 Other Contact Ways: / Renter: eHealth China (Xiamen) Technology Co., Ltd. (Hereinafter PARTY B) Legal Representative: Title: Business License No.: Zip Code: Tel: Fax: Bank Account: Account No: Contact person: Address: Other Contact ways: Party A agrees to lease the premises and corresponding supporting facilities (hereinafter referred to as the Leased Premises) under this contract to Party B in accordance with the terms and conditions stipulated in this contract. Party B agrees to rent according to the terms and conditions stipulated in this contract. In accordance with relevant Chinese laws, decrees and pertinent rules and regulations, Party A and Party B have reached an agreement based on the principles of equality, mutual benefits and friendly consultation and concluded the following office lease contract. 1. Basic information of the Leased Premises 1.1. Party A will provide Party B with the premises (referred to Leased Premises) which is located at Room 8F-B of Chuangxin Building, Xiamen Software Park, with the total gross area of 1250.89 m2 and a designed load of 2.0KN/m2. 1.2 The purpose of the Leased Premises shall be for office use. Unless otherwise agreed by both parties, the Leased Premises usage is limited to Party A’s ratified operation of Party B. The noise, waste water and waste gas generated by Party B shall be disposed of. Programs operated by P arty B should meet environmental standards. Operation of business or production with over rated noise, industrial water waste or exhaust gas, radioactive, toxic or corrosive materials are strictly prohibited. Party B shall not store items that are flammable, explosive, or have safety hazards in the Leased Premises. 2. Term of Lease 2.1The term of lease shall commence on Sep.15, 2019 and expire on Sep. 14, 2020. Upon expiry of the lease, the contract can be automatically extended twice if both parties have no objection. The lease term for each extension is one year, and the other terms of the contract remain unchanged. If either Party A or Party B has any objection, the contract may be terminated by written notice of 120 days in advance. 2.2 Party A will no longer give Party B a renovation period. Page 1 of 5

2.3 Where Party B wishes to renew the lease, it shall submit its request in writing to Party A thirty (30) days prior to the expiration date. Upon Party A's consent, both parties may sign a supplemental agreement or sign a new lease contract. Party A shall formally reply to Party B within 15 days after receiving Party B’s written notice. If Party A does not reply, it shall be deemed to disagree to renew the lease. Party B shall return the premises as scheduled. If Party A agrees to renew the lease, both parties shall renew the lease contract before the expiration date. 3. Rental Fees Except as otherwise agreed in this contract, the standard rental fee will be RMB 56.00/m2 per month (including tax, the tax rate is 5%). The monthly rent of Party B is RMB70050.00, and the rent for each quarter is RMB210150.00. Party A shall provide the official invoice to Party B. 4. Payment Term Rental payments will be rendered quarterly. Party B shall pay the rental fee within the first 15 days of the second month of the quarter. Party B shall pay the rental fee to the designated bank account of Party A as set forth in the first page of this contract. The date on the transfer receipt from the designated bank shall be deemed as the date of payment. The actual amount received by Party A’s bank account shall be deemed as the payment amount. 5. Deposit 5.1. A deposit equal to three months’ standard rental shall be paid to Party A within seven days from the date of signing this contract. Party B shall pay a deposit of RMB 210150 in total. 5.2 If Party B fails to pay the deposit in full within the above period, the contract will be automatically terminated from the second day after the due date. 5.3 If Party B delays in paying rent, utilities, property management fees or other fees during the lease period, Party A shall be entitled to directly deduct the above fees from the deposit and request Party B to make up the deposit. 5.4 Upon expiration of the lease or termination of this agreement, Party B shall return the Leased Premises in accordance with the contract. If Party B has no breach of contract, Party A shall refund the deposit (without interest) to Party B within seven working days from the expiration of the lease term. 6. Property Management and Expenses 6.1 PARTY B shall conclude a Property Management Service Contract with a property management company designated by PARTY A and pay property management fees to such company. The property management services include: public area sanitation management, public facilities, equipment maintenance; security protection of software park and houses; management and maintenance of fire protection facilities; green management and management of parking places and advertising plates. It shall be subject to the property management service contract. 6.2 Party A has the right to inspect the use status of the Leased Premises. If Party A finds that Party B's use exceeds the terms allowed by the contract, it has the right to request Party B to rectify within a time limit. 6.3 Party B shall not publish or post any advertisements or slogans on the facade of the park or the main body of the building without the written approval of Party A. 7. Renovation of the Leased Premises 7.1 Before starting remodeling the Leased Premises, Party B shall submit its remodeling plan that accords with fire control requirements and has been approved by the fire control department. The remodeling plan shall state equipment weight, construction material, water, electricity capacity and number of phone lines. Party B shall get a prompt confirmation about the plan from Party A before commencement of the remodeling plan. 7.2 Party B shall not damage the original structure of the Leased Premises main body as well as outdoor construction layout. The air-conditioner outdoor unit shall be installed in accordance with Party A's requirements. Page 2 of 5

7.3 When the contract is terminated or expired, certain fixtures such as ceilings, pendant lamps, floor, solid partition wall, wire tubing, switch, and electrical outlet, installed by Party B shall not be removed. Party A will not compensate Party B for such renovation and fixtures. 8. Other Expenses and Fees During the lease term, the rental fee will not cover electricity and water costs (including water and electricity bills for public rentals); property management fees; public maintenance funds and electricity consumption for air- conditioning, etc. The service expenses will be subject to the property management service contract. Party B shall be liable for such deferred payments. If there is any other fees in connection with the use of the Leased Premises collected by the relevant government departments or property management companies but not listed in this contract, Party B shall pay such fees. 9. Premises Transfer Party B shall vacate the Leased Premises within seven days after the contract is terminated or expires. If Party B fails to vacate the Leased Premises within the above-mentioned period, Party B shall be deemed to have waived the ownership of the items in the house. Party A has the right to dispose of the above items. If such disposal is insufficient to offset the rent or other expenses, Party A is entitled to claim for compensation for all losses. 10. Rights and Obligations Except as provided in this contract, Party A’s rights and obligations include: (1) To collect rents, collect property management fees, utilities and other expenses as agreed; (2) To supervise Party B's use of Leased Premises; (3) To request Party B to rectify its violation; (4) To comply with national laws and relevant regulations of Xiamen Municipal People's Government and Software Park; Except as provided in this contract, Party B’s rights and obligations include: (1) To pay rents, utilities and other expenses as agreed; (2) To use the Leased Property reasonably and prudently, and not to engage in illegal activities in the Leased Property; (3) The use of the leased property shall not be altered without authorization; (4) No advertisements or slogans shall be posted or posted on the facade of the park or the main building. (5) Partial or full Leased Property shall not be subletted, lent to a third party or joint venture; (6) To comply with national laws and relevant regulations of Xiamen Municipal People's Government and Software Park; (7) Other obligations. 11. Liability for breach of contract If Party B fails to pay the fees (rent, water and electricity, property fees, etc.), in addition to the liability in accordance with Article 12 of this contract, Party B shall also bear the following liability: 11.1 Party B shall pay a penalty of 0.1% of the overdue amount (rent, utilities, property fees, etc.) per day. At the same time, Party A has the right to stop the water and electricity supply of Party B at any time, and all losses caused shall be borne by Party B. Page 3 of 5

11.2 Party B shall also bear other losses (including but not limited to legal fees, security fees, guarantee fees, legal fees, travel expenses, evaluation fees, appraisal fees, etc.) caused by Party B's violation. 12. Right to Terminate During the lease term, if one of the following circumstances is met, Party A may terminate this contract in advance and request Party B to return the house immediately. Party B shall pay three months' rent as liquidated damages. If the liquidated damages are insufficient to cover Party A's losses, Party A has the right to claim for the compensation for the actual losses. (1) Party B fails to pay the rent for more than 30 days; or (2) Party B fails to pay the utilities or property management fees for more than 30 days; or (3) Party B engages in illegal activities in the Leased Property; or (4) Party B arbitrarily demolishes the main structure and unified planning of the Leased Property; or (5) Party B sublets, transfers, lends, or transfers the leased property in part or in full; or (6) Party B arbitrarily changes the use purpose of the Leased Property; or (7) Within three months from the date of transfer of the Leased Property to Party B, Party B has not carried out renovation or use according to the purpose stipulated in this contract; or (8) Party B has not changed its business address into the Torch High-tech Zone and got registered in the business license and tax registration certificate. If Party B refuses to change it upon Party A’s request, Party B shall be liable for the violation in accordance with the contract; or (9) Party B has not rectified its violation within the time limit or in accordance with the requirements requested by Party A; or (10) Party B has other serious violations of contract; or 13. Termination of the Contract During the lease term, either party who intends to terminate the contract shall notify the other party in writing 120 days in advance, and the contract may be terminated early after both parties agree. If the Leased Premises is requisitioned or demolished during the lease term, the contract shall be terminated automatically. The compensation matters shall be handled in accordance with relevant applicable laws and regulations. 14. High-tech Zone Regulations 14.1 After the contract is signed, Party B shall change its business address into the Torch High-tech Zone and get registered in its business license and tax registration certificate. If Party B fails to change it, Party B shall be deemed to be in breach of contract, and Party A has the right to increase the rent to 100 yuan/ m2 per month. Party B shall follow this standard to pay the rent and the deposit. 14.2 If Party B is a foreign organization or individual, this contract shall be notarized by the Xiamen notary office, and the expenses incurred shall be borne by Party B. 15 Force majeure 15.1 Force majeure refers to natural disaster events and other accidents that cannot be foreseen, cannot be avoided and cannot be overcome. 15.2 After the event of force majeure, the Party that cannot continue to perform the contract shall immediately notify the other Party of the situation of force majeure, and within 30 days, submit a valid supporting document for the Page 4 of 5 reasons for the failure to perform the contract (exempt the delay of the issuance of the certificate by the government department). This document should be issued by a notary public in the disaster area. According to the degree of impact of the disaster on the performance of the contract, the two parties may, through negotiation, decide to change or to terminate the contract. 15.3 If the Leased Property is loss due to force majeure, this contract is automatically terminated. 16 Notice Both parties confirm that the company name, address, telephone number, contact person and contact information of both parties of this contract are true, valid and can be delivered. The notices of either Party regarding the performance of this contract and related matters shall be issued from the address specified in this contract. The notice is generally signed by the authorized representative or sealed. If the notice is sent by express mail or registered mail, the fourth day from the date of issuance shall be deemed as the delivery date. Either Party shall promptly notify the other Party if any Party's contact information changes. Otherwise all the consequences arising therefrom shall be borne by themselves. 17 Dispute Resolution Both parties shall resolve any disputes arising under, out of or in connection with this Contract through friendly consultation. If no agreement can be reached by consultation, disputes shall be submitted to the people's court in the place where Party A is located. 18 Miscellaneous 18.1 The annex to this contract and the supplementary contracts signed by the parties in the performance of this contract shall be important part of this contract and have the same legal effect as this contract. 18.2 The matters not mentioned in this contract, its annexes and supplementary agreements shall be implemented in accordance with the relevant laws and regulations of the People's Republic of China. 18.3 The contract becomes effective once the representatives or authorized representatives of both Party A and Party B sign and seal the contract with the official stamps. 18.4 There are two copies of the contract, and each bears equal legal validity. Each Party holds one copy. PARTY A Xiamen Software Industry Investment & Development Co., Ltd. Seal: [/s/ Stamped Official Seal] Representative: Wang Hua 王华 Date: Sep. 2, 2019 PARTY B eHealth China (Xiamen) Technology Co., Ltd. Seal: [/s/ Stamped Official Seal] Representative: Date: Sep. 2, 2019 Page 5 of 5